SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8 - K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report: January 28, 2005

CLX INVESTMENT COMPANY, INC.
(Exact Name of Registrant as Specified in its Charter)

Colorado	0-9392	84-0749623
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

43180 Business Park Dr., Temecula, CA 92590
(Address of principal executive offices)

Registrant's telephone number, including area code: (951) 587-9100

N/A
(Former name or former address, if changed since last report)

ITEM 3.02 UNREGISTERED SALE OF EQUITY SECURITIES

On February 1, 2005, the Company issued a total of nine million (9,000,000) shares of Series A preferred stock to Michael Chavez at a price of $0.015 per share. These shares were issued as inducement to obtain debt financing on terms favorable to the Company.

ITEM 3.03 MATERIAL MODIFICATIONS TO RIGHTS OF SECURITY HOLDERS

On January 28, 2005, the Corporation's board of directors designated 10,000,000 shares of preferred stock as Series A Preferred Stock.

The Series A Preferred Stock ("Series A Preferred") is non-interest bearing, does not have voting rights and is not entitled to receive dividend. Each share of Series A Preferred issued can be converted into common stock on a 1:1 basis at any time. Should a liquidation event occur, the Series A Preferred automatically converts into common stock based on the foregoing formula. Further, the Series A Preferred is not affected by forward or reverse splits on the Corporation's common stock or other adjustments to the Corporation's capital structure. Finally, Series A Preferred is entitled to elect a majority of the Corporation's board of directors at all times, provided that a majority of the board of directors is, at all times, independent.

The Corporation has currently 9,000,000 Series A Preferred issued and outstanding.

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

A) Financial Statements: N/A

B) Exhibits:

Exhibit No.	Document	Location
4	CERTIFICATE OF DESIGNATION, NUMBER, POWERS PREFERENCES AND RELATIVE, PARTICIPATING OPTIONAL, AND OTHER SPECIAL RIGHTS AND THE QUALIFICATIONS, LIMITATIONS, RESTRICTIONS, AND OTHER DISTINGUISHING CHARACTERISTICS OF SERIES A PREFERRED STOCK OF CLX INVESTMENT COMPANY, INC. DATED JANUARY 28, 2005	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLX INVESTMENT COMPANY, INC.

Date: February 15, 2005	By: /s/Shane Traveller
Shane Traveller, Chief Executive Officer

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EXHIBIT 4

CERTIFICATE OF DESIGNATION, NUMBER, POWERS
PREFERENCES AND RELATIVE, PARTICIPATING
OPTIONAL, AND OTHER SPECIAL RIGHTS AND THE
QUALIFICATIONS, LIMITATIONS, RESTRICTIONS, AND
OTHER DISTINGUISHING CHARACTERISTICS OF
SERIES A PREFERRED STOCK
OF
CLX INVESTMENT COMPANY, INC.

It is hereby certified that:

1. The name of the corporation (hereinafter called the "Corporation") is CLX INVESTMENT COMPANY, INC.

2. The certificate of incorporation of the Corporation authorizes issuance of 20,000,000 shares of Preferred Stock with a par value to be determined by the Board of Directors and expressly vests in the Board of Directors of the Corporation the authority provided therein to issue any or all of said shares in one or more series and by resolution or resolutions, the designation, number, full or limited voting powers, or the denial of voting powers, preferences and relative participating, optional, and other special rights and the qualifications, limitations, restrictions, and other distinguishing characteristics of each series to be issued.

3. The Board of Directors of the Corporation, pursuant to the authority expressly vested in it as aforesaid, has adopted the following resolutions creating a Series A issue of Preferred Stock:

RESOLVED, that ten million (10,000,000) shares of the Preferred Stock (par value $0.01 per share) are authorized to be issued by this Corporation pursuant to its certificate of incorporation, and that there be and hereby is authorized and created a series of preferred stock, hereby designed as the Series A Preferred Stock, which shall have the voting powers, designations, preferences and relative participating, optional or other rights, if any, or the qualifications, limitations, or restrictions, set forth in such certificate of incorporation and in addition thereto, those following:

(a) DESIGNATION. The Preferred Stock subject hereof shall be designated Series A Preferred Stock ("Series A Preferred"). No other shares of Preferred Stock shall be designated as Series A Preferred stock.

(b) DIVIDENDS. The holders of the shares of Series A Preferred shall not be entitled to receive dividends.

(c) CONVERSION. The Series A Preferred shall, at the option of the holder thereof, at any time and from time to time, be convertible into that number of fully paid and non-assessable shares of the common stock of the Corporation, equal to the number of the shares of Series A Preferred Stock being converted. The conversion right of the holders of Series A Preferred Stock shall be exercised by the surrender of the certificates representing shares to be converted to the Corporation or its transfer agent for the Series A Preferred, accompanied by written notice electing conversion. Immediately prior to the close of business on the date the Corporation receives written notice of conversion, each converting holder of Series A Preferred shall be deemed to be the holder of record of common stock issuable upon conversion of such holder's Series A Preferred notwithstanding that the share register of the Corporation shall then be closed or that certificates representing such common stock shall not then be actually delivered to such person.

(d) ADJUSTMENTS FOR RECLASSIFICATION AND REORGANIZATION. If the common stock issuable upon conversion of the Series A Preferred shall be changed into the same or different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise, the conversion rate shall, concurrently with the effectiveness of such reorganization or reclassification, be proportionately adjusted so that the Series A Preferred shall be convertible into, in lieu of the number of shares of common stock which the holders would otherwise have been entitled to receive, a number of shares of such other class or classes of stock equivalent to the number of shares of common stock that would have been subject to receipt by the holders upon conversion of the Series A Preferred immediately before that change.

(e) REORGANIZATIONS, MERGERS, CONSOLIDATIONS OR SALES OF ASSETS. If at any time or from time to time after the date of this Certificate, there is a capital reorganization of the common stock (reverse split, forward split, etc.), as a part of such capital reorganization, provision shall be made so that the holders of the Series A Preferred shall thereafter be entitled to receive upon conversion of the Series A Preferred the same number of shares of common stock to which that holder would have been entitled prior to such capital reorganization. In essence, the number of Series A Preferred Stock authorized, issued and outstanding, and the number of shares of common stock into which such Series A Preferred is convertible, shall not be affected by any such capital reorganization.

(f) NO IMPAIRMENT. The Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out all the provisions of this Certificate and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Series A Preferred against impairment.

(g) RESERVATION OF STOCK ISSUABLE UPON CONVERSION. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of common stock, solely for the purpose of effecting the conversion of the shares of the Series A Preferred, such number of its shares of common stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series A Preferred; and if at any time the number of authorized but unissued shares of common stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series A Preferred, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of common stock to such number of shares as shall be sufficient for such purpose, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to this Certificate.

(h) REGISTRATION OF STOCK ISSUABLE UPON CONVERSION. The Corporation shall cause to be registered with the Securities and Exchange Commission all shares of common stock into which the Series A Preferred are convertible so that the Series A Preferred holders shall, at the time of conversion, receive registered, free-trading shares of common stock. The Corporation shall bear all expense necessary with registering such shares of common stock and shall cause such registration to be in effect before the eligible conversion date hereinabove stated.

(i) LIQUIDATION RIGHTS. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of the Series A Preferred shall not be entitled to receive liquidation in preference to the holders of common shares or any other class or series of preferred stock. Rather, the Series A Preferred shall automatically be converted into common stock at the conversion rate hereinabove stated.

(j) INVOLUNTARY LIQUIDATION. In the event of involuntary liquidation, the shares of this series shall be entitled to the same amounts as in the event of voluntary liquidation.

(k) OTHER RESTRICTIONS. There shall be no conditions or restrictions upon the creation of indebtedness of the Corporation, or any subsidiary or upon the creation of any other series of preferred stock with any other preferences.

(l) VOTING. (i) The holder of shares of Series A Preferred shall not be entitled to vote such shares (except as otherwise expressly provided herein or as required by law, voting together with the Common Stock as a single class), but shall be entitled to notice of any stockholders' meeting in accordance with the Bylaws of the Corporation.

(ii) In lieu of voting rights set forth in (l)(i) above, the holders of Series A Preferred, voting together as a class, shall be entitled to elect a majority of the Board of Directors at each meeting. In case of any vacancy of an office in the office of a director occurring among the directors elected by the holders of the Series A Preferred, the remaining director so elected by the holders of the Series A Preferred may elect a successor to hold the office for the unexpired term of the director whose place shall be vacant. Any director who shall have been elected by the holders of the Series A Preferred or any director so elected as provided in the preceding sentence hereof, may be removed during the aforesaid term of office, whether with or without cause, only by the affirmative vote of the holders of a majority of the Series A Preferred.

(s) STATED VALUE. The shares of Series A Preferred shall have a stated value of $0.01 per share.

(t) OTHER PREFERENCES. The shares of the Series A Preferred shall no other preferences, rights, restrictions, or qualifications, except as otherwise provided by law or the certificate of incorporation of the Corporation.

FURTHER RESOLVED, that the statements contained in the foregoing resolution creating and designating the said Series A Preferred Stock and fixing the number, powers, preferences and relative, optional, participating, and other special rights and the qualifications, limitations, restrictions, and other distinguishing characteristics thereof shall, upon the effective date of said series, be deemed to be included in and be a part of the certificate or incorporation of the Corporation.

Signed on January 28, 2005.

By Unanimous Written Consent of the Board of Directors:

/s/ Shane Traveller
Shane Traveller

/s/ Robert McCoy
Robert McCoy

/s/ Arthur Stone
Arthur Stone